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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of report (date of earliest event reported): October 20, 2005

                             COMMUNITY BANCORP INC.
             (Exact name of registrant as specified in its charter)

          Delaware                       000-26505               33-0859354
(State of other jurisdiction of    Commission File Number     (I.R.S. Employer
 Incorporation or organization                               Identification No.)

          900 Canterbury Place, Suite 300, Escondido, California 92025
                    (Address of principal executive offices)

                                 (760) 432-1100
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On October 20, 2005 the Company issued a press release announcing earnings for the quarter ended September 30, 2005 and made publicly available certain supplemental information. The press release is attached to this current report as Exhibit 99.1 and is incorporated by reference to this report.


ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number          Description
------          -----------
99.1            Press Release dated October 20, 2005



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2005

                                               Community Bancorp Inc.



                                           By: /s/ Michael J. Perdue
                                              ----------------------------------
                                           Michael J. Perdue
                                           President and Chief Executive Officer